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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OF 15(D) OF
                           THE SECURITIES ACT OF 1934




DATE OF REPORT:   MAY 7, 2001





                       J.B. HUNT TRANSPORT SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





           ARKANSAS                                             71-0335111
(STATE OF OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)




615 J.B. HUNT CORPORATE DRIVE                                        72745
         LOWELL, ARKANSAS
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)






               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (501) 820-0000
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ITEM  7.   EXHIBITS.
     (c)   Exhibits
     (99)  Slide Presentation of J.B. Hunt Transport Services, Inc.


ITEM  9.  REGULATION FD DISCLOSURE.

         J.B. Hunt Transport Services, Inc. (JBHT) has prepared a slide presentation that it intends to utilize in meetings with investors, stockholders, and analysts. A copy of the slide presentation is filed herewith as Exhibit 99.

         Certain information in this filing consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning JBHT's future growth, JBHT's projected revenues, JBHT's ability to recruit, train and retain qualified drivers, JBHT's low operational costs, the benefits of JBHT's terminal network, industry challenges generally and the industry challenges that affect JBHT. Such statements are based upon the current beliefs and expectations of JBHT's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. As to JBHT's business and financial performance generally, the following factors, among others, could cause actual results to differ materially from those in forward-looking statements: excess capacity in the trucking industry; significant increases or rapid fluctuations in fuel prices, interest rates, fuel taxes, tolls, license and registration fees; difficulty in attracting and retaining qualified drivers and independent contractors, especially in light of the current shortage of qualified drivers; recessionary economic cycles and downturns in customers' business cycles, particularly in market segments and industries (such as retail and automotive) in which JBHT has a significant concentration of customers; a significant reduction in or termination of the Company's trucking services by a key customer; seasonal factors such as harsh weather conditions that increase operating costs; increases in driver compensation to the extent not offset by increases in freight rates; the inability of JBHT to continue to secure acceptable financing arrangements; increases in claims or the cost of insurance; and competition from trucking, rail and intermodal competitors.

         A discussion of these and other factors that could cause JBHT's results to differ materially from those described in the forward-looking statements can be found in the most recent Annual Reports on Forms 10-K, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov). JBHT undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, nothing herein shall constitute adoption or approval of any analyst report regarding JBHT, nor any undertaking to update or comment upon analysts' expectations in the future.


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                                   SIGNATURES




       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          J.B. HUNT TRANSPORT SERVICES, INC.


                                          May 7, 2001


                                 By:      /S/  KIRK THOMPSON
                                          -------------------------------------
                                          Kirk Thompson
                                          President and Chief Executive Officer


                                 By:      /S/  JERRY W. WALTON
                                          -------------------------------------
                                          Jerry W. Walton
                                          Executive Vice President, Finance
                                          and Chief Financial Officer


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